Exhibit 10.4
FORM OF LETTER AGREEMENT
CHINA HEALTHCARE ACQUISITION CORP./
NATIONAL CAPITAL INVESTMENT LIMITED
June 26, 2006
National Capital Investment Limited
1233 Encino Drive
Pasadena, California 91108
Gentlemen:
     This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of China Healthcare Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus), National Capital Investment Limited shall make available to the Company certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Pasadena, California, as may be required by the Company from time to time, situated at 1233 Encino Drive, Pasadena, California 91108 (or any successor location). In exchange therefor, the Company shall pay National Capital Investment Limited the sum of $5,000 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

CHINA HEALTHCARE ACQUISITION CORP.

By:

Alwin Tan, Chief Executive Officer
AGREED TO AND ACCEPTED BY:
NATIONAL CAPITAL INVESTMENT LIMITED
By:
Title: